UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 19, 2012 (Date of earliest event reported)

Firsthand Technology Value Fund, Inc. (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00830 (Commission File Number)	77-6100553 (IRS Employer Identification Number)

150 Almaden Blvd., Suite 1250 San Jose, CA (Address of principal executive offices)		95113 (Zip Code)

(800) 976-8776 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On April 19, 2012 Firsthand Technology Value Fund, Inc. (the “Company”) issued a press release announced that it has priced a follow-on offering of 4.4 million shares of its common stock at $27.00 per share, resulting in gross proceeds of $118.8 million. The underwriters have been granted a 30-day option to purchase up to an additional 660,000 shares of common stock.

The Company intends to use the net proceeds of this public offering to invest in portfolio companies in accordance with its investment objective and strategies.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE AMEX:LTS), and National Securities Corporation, a division of National Holdings, Inc. (OTCBB: NHLD), acted as joint book-running managers for the offering. Maxim Group LLC, Mitsubishi UFJ Securities, and Aegis Capital Corporation acted as co-managers.

A registration statement (including a preliminary prospectus) relating to these securities has been filed with the Securities and Exchange Commission. The offering and sale of these securities will be made solely by means of a written prospectus forming part of the effective registration statement, copies of which may be obtained when available from the following:

Ladenburg Thalmann & Co. Inc.	National Securities Corporation
520 Madison Avenue, 9th Floor	120 Broadway, 27th Floor
New York, NY 10022	New York, NY 10271
(212) 409-2000	(212) 417-8164
CorporateRelations@ladenburg.com	syndicate@nationalsecurities.com

Investors should consider the investment objective, risks, and charges and expenses of the Company carefully before investing. The prospectus, dated April 19, 2012, which will be filed with the Securities and Exchange Commission, contains this and other information about the Company. Investors should read the prospectus carefully before investing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains "forward-looking statements" as defined under the U.S. federal securities laws. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will," and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions, regulatory and legal changes, technology and cleantech industry risk, valuation risk, non-diversification risk, interest rate risk, tax risk, and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained. We acknowledge that, notwithstanding the foregoing, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None

(b) Pro forma financial information:
            None

(c) Shell company transactions:
            None

(d) Exhibits
     99.1      Press Release dated April 19, 2012.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2012	FIRSTHAND TECHNOLOGY VALUE FUND, INC.

	By:	/s/ Kevin Landis
Kevin Landis
President

Exhibit Index
Exhibit No.	Description
99.1	Press release dated April 19, 2012